                                                                1995 FORM 10-KSB
                                                                      EXHIBIT 21


                           SUBSIDIARIES OF THE COMPANY




     Name and                           State of                 Percent Owned
     Description                        Incorporation              By Company
     -----------                        -------------            -------------

1.   EIP International, Inc.,           Territory of the
     a foreign sales corporation        Virgin Islands               100%